UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2020

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry Into A Material Definitive Agreement.

On May 3, 2020, Ra Medical Systems, Inc. (the “Company”) and a commercial bank executed a Paycheck Protection Program Promissory Note and Agreement (the “Promissory Note”) under the Small Business Association’s (SBA) Payroll Protection Program. The principal loan amount is $2.0 million.

The Promissory Note has a two-year term, maturing on May 3, 2022. The interest rate on the Promissory Note is 1.0% per annum. Principal and interest are payable in monthly installments, beginning on November 1, 2020, until maturity with respect to any portion of the Promissory Note which is not forgiven as described below. The Company did not provide any collateral or guarantees for the Promissory Note, nor did the Company pay any facility charge to obtain the Promissory Note. The Promissory Note provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company is permitted to prepay or partially prepay the Promissory Note at any time with no prepayment penalties.

The Promissory Note may be partially or fully forgiven if the Company complies with the provisions of the CARES Act, including the use of Promissory Note proceeds for payroll costs, rent, utilities and other expenses. The Promissory Note is forgivable in its entirety if the Company supplies verifying documentation that it has used 75% of the Promissory Note proceeds for covered payroll costs and not more than 25% of the PPP Loan proceeds for SBA approved non-payroll costs over the eight-week period from the date of disbursement of the loan.

The foregoing description of the Promissory Note is qualified in its entirety by reference to the provisions of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information about the Promissory Note disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Paycheck Protection Program Promissory Note and Agreement as of May 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: May 6, 2020	By:	/s/ Andrew Jackson
Andrew Jackson
Chief Financial Officer